U. S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 14, 2001
                                                        ------------------

                               INFOCROSSING, INC.
                    ----------------------------------------
               (Exact name of issuer as specified in its charter)


                DELAWARE                   0-20824       13-3252333
      -------------------------------   ------------   ----------------
      (State or other jurisdiction of    Commission    (IRS Employer
        incorporation or organization)    file Number: Identification No.)

               2 CHRISTIE HEIGHTS STREET LEONIA, NEW JERSEY 07605
                    (Address of principal executive offices)

                                 (201) 840-4700
                           (Issuer's telephone number)

                                       N/A
         (Former name or former address, if changed since last report.)






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ITEM 5.  OTHER EVENTS


         On November 14, 2001, the Registrant issued a press release announcing that Charles F. Auster resigned as President, Chief Executive Officer, and Director of the Registrant effective on such date. Zach Lonstein, Chairman, re-assumed the position of Chief Executive Officer and Robert B. Wallach, Chief Operating Officer, re-assumed the position of President. The full text of the press release, which is set forth in Exhibit 99.1 hereto, is filed and incorporated herein. The Settlement and Release Agreement is filed herewith as
Exhibit 99.2.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    INFOCROSSING, INC.


Date:  November 16, 2001                                   /s/
     --------------------                           ------------------------
                                                    Nicholas J. Letizia
                                                    Secretary, Sr. VP &
                                                       General Counsel